UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2022

Netcapital Inc.
(Exact name of registrant as specified in its charter)

Utah	000-55036	87-0409951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (Zip Code)

781-925-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2022, Netcapital Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity LLC, as representative of the several underwriters identified therein (the “Underwriters”), relating to the public offering (the “Offering”) of 1,205,000 shares of the Company’s common stock, par value $0.001 (the “Shares”), and warrants to purchase up to 1,205,000 shares of the Company’s common stock (the “Warrants”) at an exercise price of $5.19 per share, exercisable for a period of five years, subject to certain adjustments and cashless exercise provisions. The combined price per Share and Warrant to the public was $4.15. Under the terms of the Underwriting Agreement, we granted the Underwriters an option, exercisable for 45 days following the closing of the Offering, to purchase up to an additional 180,750 shares of common stock and/or warrants to purchase 180,750 shares of common stock to cover over-allotments, if any. On July 14, 2022, the Underwriters partially exercised their over-allotment option and purchased an additional 111,300 warrants (“Option Warrants”).

On July 15, 2022, the Company closed the Offering and issued the Shares, Warrants and Option Warrants for aggregate net proceeds of approximately $4.07 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds from the offering for research and development activities (including development of a mobile app), sales and marketing, general working capital purposes, potential acquisitions of other companies, products or technologies, and to repay certain indebtedness. Concurrently with the closing of the Offering, the Company also issued warrants to purchase an aggregate of up to 60,250 shares of its common stock to the representative of the Underwriters or their designees, at an exercise price of 5.19 per share (the “Representative’s Warrants”). The Representative’s Warrants are exercisable beginning on January 8, 2023, and expire on July 12, 2027, pursuant to the terms and conditions of the Representative’s Warrants.

On July 15, 2022, the Company entered into a warrant agency agreement (the “Warrant Agent Agreement”), with Equity Stock Transfer LLC (“Equity Stock”), appointing Equity Stock as Warrant Agent for the Warrants.

The Shares and Warrants were offered, issued and sold to the public pursuant to a registration statement on Form S-1 (File No. 333-262688) filed with the Securities and Exchange Commission (“SEC”), which was declared effective by the SEC on July 12, 2022, and the prospectus forming a part thereof.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Security Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and were subject to limitations agreed upon by the contracting parties.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Representative’s Warrants and Warrant Agent Agreement and form of Warrant issuable thereunder are qualified in their entirety by reference to the form of Representative’s Warrant, Warrant Agent Agreement and form of Warrant attached hereto as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference.

Item 3.02 Recent Sales of Unregistered Securities

On July 14, 2022, the Company issued 93,432 shares of its common stock upon automatic conversion of $300,000 of convertible promissory notes issued in February 2022, plus conversion of accrued interest on such notes. The notes were converted at a conversion price equal to 80% of Offering Price Per Share. No proceeds were received upon issuance. The Company also issued warrants to purchase 93,432 shares of our common stock to these noteholders upon conversion, which warrants have an exercise price of $5.19 per share and are exercisable for 5 years. The foregoing summary of the warrants is qualified in its entirety by reference to the form of warrant attached hereto as Exhibit 4.4 and incorporated by reference herein. These issuances were exempt under Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act of 1933.

On July 14, 2022, we issued 39,901 shares of our common stock to Netcapital Systems LLC as supplemental consideration pursuant to the agreement for the acquisition of Netcapital Funding Portal Inc. by the Company. We did not receive any proceeds from the issuance. This issuance was exempt under Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events.

On July 12, 2022, the Company issued a press release announcing that it had priced the Offering. A copy of this press release is furnished as Exhibits 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On July 15, 2022, the Company issued a press release announcing that it had closed the Offering. A copy of this press release is furnished as Exhibits 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement by and between the Company and ThinkEquity LLC, as representative of the several underwriters named therein dated July 12, 2022
2.1	Agreement and Plan of Merger by and Among Necapital Funding Portal Inc., Valuesetters Inc. and Netcapital Acquisition Vehicle Inc., incorporated by reference to our Form 8-K dated August 23, 2020.
4.1	Form of Representative’s Warrant (included in Exhibit 1.1).
4.2	Warrant Agent Agreeement , dated July 15, 2022 between Netcapital Inc. and Equity Stock Transfer LLC
4.3	Form of Warrant- Public Offering (inluded in Exhibit 4.2)
4.4	Form of Warrant
4.5	Form of Unsecured Convertible Notes, attached as Exhibit 4.3 to the registrant’s Registration Statement on Form S-1 (File No. 333-262688 and incorporated herein by reference.
99.1	Press release dated July 12, 2022
99.1	Press release dated July 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETCAPITAL INC.

Date: July 15, 2022	By:	/s/ Cecilia Lenk
Cecilia Lenk
Chief Executive Officer